EXHIBIT 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1)       The accompanying Quarterly Report on Form 10-Q for the period ended June 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       The information contained in the accompanying report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 8, 2008	/s/ Bernard P. Aldrich
Bernard P. Aldrich
President and Chief Executive Officer

Date:	August 8, 2008	/s/ Robert M. Wolf
Robert M. Wolf
Chief Financial Officer